EXHIBIT 99.1
                                                                   ------------


                             BUFFETS HOLDINGS, INC.
                          NON-GAAP FINANCIAL MEASURES
                                  (UNAUDITED)

The following provides a reconciliation of Covenant EBITDA (as that term is used in the Credit Facility) to net income for Buffets Holdings, Inc. giving effect to the Merger Transaction with Ryan's Restaurant Group, the Sale Leaseback Transactions, the New Credit Facility and the 12 1/2% Debt Offering, as if those transactions had occurred on December 15, 2005. Covenant EBITDA (earnings before net interest expense, taxes, depreciation and amortization) has been adjusted to exclude or include the following items:

   o merger integration costs as reflected in the consolidated statements of operations,

   o impairment of assets as reflected in the consolidated statements of operations,

   o   shareholders   rights   repurchase  as  reflected  in  the  consolidated
       statements of operations,

   o loss related to refinancing as reflected in the consolidated statements of operations,

   o board oversight costs as reflected in Ryan's historic consolidated statements of operations,

   o base rent adjustment on the sale leaseback transactions to reflect pro forma rent expense for the entire period less actual rent from the sale leaseback transactions,

   o initial pro forma adjustments per the Credit Agreement to give effect to the anticipated cost savings net of actual cost savings,

   o other conforming pro forma adjustments to reconcile to EBITDA per the Credit Agreement,

   o non-cash straight-line, deferred rent expense as reflected in the consolidated statements of operations,

   o   non-cash   write-off  of  deferred  rent  liability  related  to  closed restaurants as reflected in the consolidated statements of operations,

   o non-cash straight-line, deferred rent revenue arising from landlord contributions as reflected in the consolidated statements of operations,

   o non-cash accretion of deferred gain on the sale-leaseback transactions as reflected in the consolidated statements of operations,

   o loss on sale and leaseback transactions as reflected in the consolidated statements of operations,

   o non-cash loss on disposal of assets as reflected in the consolidated statements of cash flows,

   o management fee expense recognized with respect to annual advisory fees paid to our private equity partners as discussed in "Certain Relationships and Related Transactions" of the most recently filed Form 10-K,

   o Ryan's class action and shareholder suit settlement and legal fees as reflected in Ryan's consolidated statements of operations,

   o   Ryan's   retiree   medical   benefits   costs  as  reflected  in  Ryan's
       consolidated statements of operations and

   o Ryan's land cancellation costs as reflected in Ryan's consolidated statements of operations.


       Pro forma Covenant EBITDA is a non-GAAP financial measure used by management to measure operating performance, as well as by investors in our Credit Facility, dated November 1, 2006, to determine compliance with certain covenants and financial ratios.

       We believe that presenting pro forma Covenant EBITDA is useful to investors because the measure excludes infrequent charges related to specific non-recurring transactions, since we believe that these items are not indicative of our operating performance. We believe that pro forma Covenant EBITDA is a useful supplement to net income and other income statement data in understanding income from operations that best reflects our operating performance. We also use pro forma Covenant EBITDA for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Pro forma Covenant EBITDA is also used to evaluate our ability to service debt because the excluded charges do not have an impact on our prospective debt servicing capability and these adjustments are contemplated in our senior Credit Facility for the computation of our debt covenant ratios.

       When evaluating pro forma Covenant EBITDA, investors should consider, among other things, increasing and decreasing trends in pro forma Covenant EBITDA and how it compares to levels of debt and interest expense. However, these measures should not be construed as alternatives to operating income (as an indicator of operating performance) or cash provided by operating activities (as a measure of liquidity) as determined in accordance with GAAP. All companies do not calculate pro forma Covenant EBITDA in the same manner. Accordingly, the pro forma Covenant EBITDA measures presented below may not be comparable to similarly titled measures of other companies.

       As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

                             BUFFETS HOLDINGS, INC.
                    Consolidated Summary Proforma Credit Definition EBITDA
                  For the Twelve Months Ended December 13, 2006
                                   (Unaudited)

                                                                                      ($000's)
                                                                                   -------------
NET INCOME                                                                         $   (45,586)
    Adjustments:
        Depreciation and amortization                                                   65,660
        Interest expense, net                                                           66,282
        Income tax expense                                                             (25,984)
        Merger/Integration Costs                                                         3,571
        Asset impairments                                                                8,892
        Shareholders' rights repurchase                                                    757
        Loss on refinancing                                                             41,866
        Board Oversight Expense                                                              -
        Base rent on sale leasebacks (a)                                               (50,253)
        Initial Pro Forma Adjustment per Credit Agreement (a)                           54,722
        Other conforming Pro Forma Adjustments per Credit Agreement                      2,359
        Deferred rent expense                                                            2,586
        Closed restaurant - deferred rent expense                                         (522)
        Deferred landlord contribution                                                    (587)
        Accretion of deferred gains (SLB B, B2 & Eagan)                                   (417)
        Loss (gain) on assets - sale-leaseback                                          46,328
        Cash appreciation plan compensation expense                                         39
        Loss (gain) on disposal of assets                                               (1,781)
        Management fees for C-I and Sentinel (exc. 1% fees)                              1,864
        Non-cash compensation-stock options                                              1,715
        Ryan's class action/shareholder suit settlement/legal fees                       9,540
        Ryan's retiree medical benefits                                                  1,467
        Ryan's land cancellation costs in G&A                                               80
                                                                                   ------------
PROFORMA CREDIT DEFINITION EBITDA                                                  $   182,598
                                                                                   ============

    FOOTNOTES:
    -------------------------------------------------------------------------------------------
    (A) PRO FORMA ADJUSTMENTS -
           Base rent on sale leasebacks -
              Pro forma base rent on slb adjustment                                $   (57,524)
              Less:  amount included in net income above                                 7,271
                                                                                   ------------
           Net base rent on slb adjustment                                         $   (50,253)
                                                                                   ============

           Initial Pro Forma Adjustment -
              Initial Pro Forma Adjustment per Credit Agreement                    $    55,700
              Less: actual pro forma cost savings and synergies achieved (b)              (978)
                                                                                   ------------
           Net Initial pro forma adjustment                                        $    54,722
                                                                                   ============

    (B) ACTUAL PRO FORMA COST SAVINGS ACHIEVED (SEE DETAILED SCHEDULE)
           G&A                                                                     $       610
           Food & Purchasing                                                               186
           Labor                                                                             -
           Other                                                                           182
                                                                                   ------------
              Total                                                                $       978
                                                                                   ============

Following is a schedule of the savings originally identified in connection with the merger with Ryan's and the status of those savings as reflected in the consolidated operating results from the date of the merger with Ryan's Restaurant Group, November 11, 2006, through to the end of the company's second fiscal quarter, December 13, 2006.


                             BUFFETS HOLDINGS, INC.
                  Consolidated Initial Pro Forma Cost Savings
                   For the Six Weeks Ended December 13, 2006

                                                                     ------------------------------------------------
                                                                           ORIGINAL                       ACTUAL
                                                                           PRO FORMA                       COST
                                                                           ESTIMATED                     SAVINGS
                                                                         COST SAVINGS                  REFLECTED IN
                                                                          IDENTIFIED                    NET INCOME
                                                                     ------------------------------------------------
                                                                                     ($ IN THOUSANDS)
                                                                                        (UNAUDITED)
GENERAL & ADMINISTRATIVE -
          Corporate staff realization                                      $ 13,900                       $ 346
          Corporate employee benefits                                         1,600                         249
          Other                                                               2,400                          15
                                                                     ------------------------------------------------
                 SUBTOTAL GENERAL & ADMINISTRATIVE                           17,900                         610
                                                                     ------------------------------------------------

FOOD & PURCHASING -
          Identical/Similar products                                          7,200                          60
          Coca-Cola                                                           1,200                         100
          Mac and cheese                                                      3,000                          21
          U.S. Foods                                                          3,400                           -
          Other                                                               1,400                           5
                                                                     ------------------------------------------------
                 SUBTOTAL FOOD & PURCHASING                                  16,200                         186
                                                                     ------------------------------------------------

LABOR -
          Labor reductions                                                    9,700                           0
          Benefits                                                            7,200                           0
                                                                     ------------------------------------------------
                 SUBTOTAL LABOR                                              16,900                           0
                                                                     ------------------------------------------------

OTHER -
          Financial                                                           1,300                          37
          Background checks                                                   1,500                         145
          Store Operations                                                    1,600
          Other                                                                 300
                                                                     ------------------------------------------------
                 SUBTOTAL OTHER                                               4,700                         182
                                                                     ------------------------------------------------

TOTAL ESTIMATED COST SAVINGS                                               $ 55,700                       $ 978
                                                                     ================================================